Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerRSL Communications
 (3) Title of Security
 (4) Date of First Offering9/30/97
 (5) Amount of Total Offering7,200,000
 (6) Unit Price$22
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10)Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$90,200
(16) Number of Shares Purchased4100
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerNextlink Comm
 (3) Title of Security
 (4) Date of First Offering9/26/97
 (5) Amount of Total Offering15,200,000
 (6) Unit Price$17
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$59,500
(16) Number of Shares Purchased3500
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerAvis Rent a Car
 (3) Title of Security
 (4) Date of First Offering9/23/97
 (5) Amount of Total Offering19,500,000
 (6) Unit Price$17
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$61,200
(16) Number of Shares Purchased3600
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
 Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerJD Edwards
 (3) Title of Security
 (4) Date of First Offering9/23/97
 (5) Amount of Total Offering15,800,000
 (6) Unit Price$23
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$94,300
(16) Number of Shares Purchased4100
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerQud Inc.
 (3) Title of Security
 (4) Date of First Offering	8/5/97
 (5) Amount of Total Offering5,750,000
 (6) Unit Price$15
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$10,500
(16) Number of Shares Purchased700
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerOcular Sciences
 (3) Title of Security
 (4) Date of First Offering8/4/97
 (5) Amount of Total Offering7,200,000
 (6) Unit Price$16.50
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$44,550
(16) Number of Shares Purchased2700
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerMapics Inc.
 (3) Title of Security
 (4) Date of First Offering7/29/97
 (5) Amount of Total Offering6,000,000
 (6) Unit Price$9
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$53,100
(16) Number of Shares Purchased5900
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerSequent Computer Systems
 (3) Title of Security
 (4) Date of First Offering7/29/97
 (5) Amount of Total Offering5,900,000
 (6) Unit Price$27.125
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$78,662.50
(16) Number of Shares Purchased2900
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerGalileo Tech
 (3) Title of Security
 (4) Date of First Offering7/28/97
 (5) Amount of Total Offering3,000,000
 (6) Unit Price$17
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any,
including in the case of revenue bonds,
underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$5,100
(16) Number of Shares Purchased300
(17) 	Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerGalileo Intl
 (3) Title of Security
 (4) Date of First Offering7/24/97
 (5) Amount of Total Offering32,000,000
 (6) Unit Price$24.50
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$63,700
(16) Number of Shares Purchased2600
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerCMP Media
 (3) Title of Security
 (4) Date of First Offering7/24/97
 (5) Amount of Total Offering5,000,000
 (6) Unit Price$22
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$37,400
(16) Number of Shares Purchased1700
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerIonica Group
 (3) Title of Security
 (4) Date of First Offering7/18/97
 (5) Amount of Total Offering13,333,333
 (6) Unit Price$19.57
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$62,624
(16) Number of Shares Purchased3200
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerLaSalle Partners
 (3) Title of Security
 (4) Date of First Offering7/16/97
 (5) Amount of Total Offering4,000,000
 (6) Unit Price$23
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$230,000
(16) Number of Shares Purchased10,000
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerAt Home Corp.
 (3) Title of Security
 (4) Date of First Offering7/11/97
 (5) Amount of Total Offering8,000,000
 (6) Unit Price$10.50
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$8,925
(16) Number of Shares Purchased850
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerCKE Restaurants
 (3) Title of Security
 (4) Date of First Offering7/9/97
 (5) Amount of Total Offering7,250,000
 (6) Unit Price$28
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$39,200
(16) Number of Shares Purchased1400
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerCoinstar
 (3) Title of Security
 (4) Date of First Offering7/2/97
 (5) Amount of Total Offering3,000,000
 (6) Unit Price$10.50
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$38,850
(16) Number of Shares Purchased3700
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerPeritus Software
 (3) Title of Security
 (4) Date of First Offering7/1/97
 (5) Amount of Total Offering3,500,000
 (6) Unit Price$16
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$9,600
(16) Number of Shares Purchased600
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerValassis
 (3) Title of Security
 (4) Date of First Offering7/1/97
 (5) Amount of Total Offering18,000,000
 (6) Unit Price$24
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$153,600
(16) Number of Shares Purchased6400
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?

Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)Lehman Brothers
Merrill Lynch & Co.
JP Morgan & Co.
SBC Warburg Inc.
 (2) Name of Issuer
 (3) Title of SecurityGalileo International, Inc.
 (4) Date of First Offering6/27/97
 (5) Amount of Total Offering31,998,000
 (6) Unit Price$24.50
 (7) Underwriting Spread or Commission$.77/share
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$31,850
(16) Number of Shares Purchased1300
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased.18 byPortfolio
(19) Percentage of Offering Purchased by.004 other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)Deutsche Morgan Grenfell
Robertson, Stephens & Company
 (2) Name of Issuer
 (3) Title of SecurityJD Edwards
 (4) Date of First Offering9/23/97
 (5) Amount of Total Offering15,500,000
 (6) Unit Price$23
 (7) Underwriting Spread or Commission$.70/share
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$9,200
(16) Number of Shares Purchased400
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased.04 by Portfolio
(19) Percentage of Offering Purchased by.003 other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?


Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersGoldman, Sachs & Co.
     (See prospectus attached)Merrill Lynch & Co.
Morgan Stanley Dean Witter
SBC Warburg Dillon Read Inc.
 (2) Name of Issuer
 (3) Title of SecurityRSL Communications, Ltd.
 (4) Date of First Offering9/30/97
 (5) Amount of Total Offering7,200,000
 (6) Unit Price$22
 (7) Underwriting Spread or Commission$.90/share
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$2,200
(16) Number of Shares Purchased100
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased.01 by Portfolio
(19) Percentage of Offering Purchased by.001 other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable
Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of Issuer
 (3) Title of SecurityGLC
 (4) Date of First Offering7/24/97
 (5) Amount of Total Offering32,000,000
 (6) Unit Price$24.50
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$34,300
(16) Number of Shares Purchased1400
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?